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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------



                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    November 13, 2000

                       Florida East Coast Industries, Inc.
               (Exact name of Registrant as Specified in Charter)


          Florida                        001-08723                59-2349968
(State or Other Jurisdiction          (Commission File          (IRS Employer
     of Incorporation)                    Number)            Identification No.)

1 Malaga Street
St. Augustine, Florida  32084
(Address of Principal Executive Offices):

Registrant's telephone number, including area code:   (904)  829-3421


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================================================================================
Item 9.  Furnished Information.

On November 13, 2000, John McClellan, President of EPIK Communications Incorporated, the wholly owned telecommunications subsidiary of Florida East Coast Industries, Inc., (NYSE: FLA, FLA.b) intends to speak at the UBS Warburg Fifth Annual Global Telecom Conference. The conference is being held November 13
- 15, 2000 at the Plaza Hotel, New York City, New York. Mr. McClellan will present slides, which summarize EPIK business accomplishments since its start-up in May 1999, as well as (but not limited to) business opportunities, markets, growth potential and EPIK Executive management.

The information contained in the slide presentation is reproduced below.

Slide 1

Cover Slide, EPIK Communications "Beyond the Ordinary"


Slide 2

This presentation contains "forward-looking statements" concerning revenues, expenses, earnings, and assessments of current industry and market conditions, technology, and prospects for the future. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties which could cause actual results to materially differ from those contained in these forward looking statements, including, but not limited to, the ability to complete systems and expand and enhance its telecommunications network within currently estimated time frames and budgets; the ability to compete effectively in a rapidly evolving and price competitive marketplace and to respond to customer demands and industry changes; the ability to achieve revenues from products and services in the telecommunications business that are in the early stages of development or operation; the ability to manage growth, changes in business strategy, changes in regulations and technological changes, and general economic conditions particularly in the state of Florida. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K and most recently filed 10Q. The Company assumes no obligation to update the information contained in this presentation.


Slide 3

EPIK ACHIEVEMENTS:  WE ARE OFF TO A RUNNING START

From a standing start in May 1999, we have secured $450 million in funding from our Parent company and...


     *    Built the team

          -1 ->  180+ people in approx.1 year -> 200+ by 12/31/00

     *    Developed the network
          -450 miles lit with OC-192 in first 6 months -> 1,500 miles today
                  -> 1,850+ miles in 2001
          -170,000 dark fiber miles installed -> 260,000 by Q1-'01

     *    Built the revenue backlog
          -$180 million (Nov `00)

     *    Created a national footprint through fiber swaps
          -Nearly 12,000 route miles across total network

     *    Expanded into the Internet
          -Deploying OC-192 IP backbone
          -Leadership of the NAP of the Americas


Slide 4

EPIK IS A STRONGLY BACKED TELECOM CARRIER SEEKING NEW OPPORTUNITIES FOR GROWTH

     * Incorporated in May 1999 as a wholly-owned subsidiary of Florida East Coast Industries

     * Exploit the rapidly growing carriers' carrier market through use of valuable railroad rights-of-way running through high growth metropolitan areas

     * Capitalized with equity contribution in excess of $200 million -Contributed assets with market value of approximately $50 million -Cash infusion for capital expenditures of $152 million

     * Recent commitment of parent for $237 million additional capital expenditures provides fully funded Southeast business plan

     *    Continuously seeking opportunities to fuel growth

<Slides 5, 6 & 7 are a graphic that build - Categories of Target Customers, Core
Services, Value Proposition on each slide>


Slide 5

EPIK IS SERVING THE RAPIDLY GROWING "CARRIERS' CARRIER" MARKET SEGMENT Target Customers

          *    Competitive Local Exchange Carriers (CLECs)

          *    Internet Service Providers (ISPs)

          *    Long Distance Carriers (IXCs)

          *    Wireless and Cellular Carriers

          *    International Carriers

Slide 6

EPIK PROVIDES A BROADENING RANGE OF SERVICES TO CARRIER CUSTOMERS Core Services

          *    Bandwidth (Private Lines)

          *    Wave Services

          *    Dark fiber

          *    Collocation

          *    Internet Protocol Services

Slide 7

EPIK'S DIFFERENTIATES THROUGH CONTINUOUS EXPANSION OF CAPABILITIES TO ANTICIPATE AND MEET CUSTOMERS' NEEDS Value Proposition


          *    Integrated end-to-end solutions for carrier customers

          *    Rapid time-to-market

          *    Flexible growth paths for customers

          * Continuous leverage of disruptive technologies to maintain cost and service leadership


Slide 8

EPIK IS EXPANDING ITS STRATEGIC FOOTPRINT TO CREATE OPTIONS FOR LONG TERM SUSTAINABLE GROWTH (Three large circles 1st - Depth; 2nd - Reach; 3rd - Value Added each with explaining text)

Depth          -Create metro rings in major cities and cable landing locations to provide end-to-end solutions that bypass incumbent carriers

Reach          -Expand network reach through swaps and JVs

Value Added    -Deploy OC-192 IP backbone in Southeast

               -Develop advanced services suite

               -Leadership of NAP of the Americas


Slide 9

WE HAVE BUILT A HIGH PERFORMANCE TEAM WITH PROVEN EXPERTISE <Organizational
Chart>

JOHN MCCLELLAN    President

     Experience

               -Monitor Company, Board of Directors, Global Telecom Practice

               -Decision Architects, CEO, Simulation Software

BENJAMIN FINZI    EVP/Chief Operating Officer

     Experience

               -Monitor Company, Global Account Manager, Global Telecom and Internet Practices

               -Boston Consulting Group

               -Almog Software, Vice President, Sales

BOB BYRNE         EVP/Chief Financial Officer

     Experience

               -Advent International, Partner

               -Orion Partners, Director & Co-Founder

               -Thomas Lee

               -Dillon, Reed

JOHN WELCH        Senior VP General Counsel

     Experience

               -O'Melveny & Myers, Partner, Global Telecom Practice

FRED SCHWEIZER    Senior VP, Marketing and Sales

     Experience

               -NTT America, Vice President and General Manager, Wholesale Services

               -IBM, National Marketing, Distribution and Product Development

Slide 10

EPIK'S STRATEGY AND ACTIONS
<Graphic 5 ovals surrounding 1 circle>

Circle            Long Term Winning Position
Oval 1            Core:  Southeast Network
Oval 2            Depth:  Metro Rings and cable landings
Oval 3            Reach:  Creating a national backbone
Oval 4            Value Added: Internet Services
Oval 5            New Frontiers:  Latin America


Slide 11

EPIK'S STRATEGY AND ACTIONS
<Graphic 1 oval and 1 circle>

Core:    Southeast Network


Slide 12

WE HAVE BUILT OUR SOUTHEAST NETWORK VERY RAPIDLY
EPIK's "FLORIDA FOOTPRINT" NETWORK

(map of Florida and Georgia (starting with Atlanta)

Atlanta
Tallahassee
Jacksonville
St. Augustine
Daytona Beach
Tampa
Orlando
Melbourne
Ft. Myers
West Palm Beach

Ft. Lauderdale
Miami

(graphic) EPIK COMMUNICATIONS

Network Development


                                      Current              2001
Lit Route Miles                       1,500                1,850
Fiber Miles                           170,000              262,000
Long Haul POPs                        12                   13
Metro POPs                            4                    40
Protected OC-192 Rings                2                    3

(bar chart)       Title:    Revenue Backlog

($ in millions)

Dec. 1999                           19
March 2000                          61
June 2000                           75
November 2000                       180


Slide 13

ONGOING INVESTMENT IN STATE-OF-THE-ART TECHNOLOGY MEANS LOW COSTS AND HIGHEST SERVICE QUALITY

<Graphic>

Three components:

1. Fiber (Logos-Corning, Lucent Technologies) Enhanced photos of lit fiber.

2. Optronics - Nortel Networks Optera OC-192 DWDM provides state-of-the-art optical technologies (Logo-Nortel Networks) Photo of equipment

3. Next Generation - Deploying next generation optronics and routers today (Logos-Juniper Networks, Sycamore Networks, Oni Systems)

Slide 14

EPIK'S STRATEGY AND ACTIONS
<Graphic 1 circle and 2 ovals>

Core:             Southeast Network
Depth:            Metro Rings and Cable Landings


Slide 15

METRO RINGS ENABLE EPIK TO PROVIDE DIFFERENTIATED END-TO-END SERVICES BENEFITS OF METRO RINGS

     *    Enables EPIK to provide end-to-end on-net solutions

     *    Reduces provisioning time

     * Avoids using customers' competitors (RBOCs) as high-priced suppliers for metro connections

<Graphic> City scene with 3 circles pointing into city <Graphic> Square EPIK POP with a line to EPIK Backbone - 1. RBOC Central Office; 2. Customer Sites;
3. Carrier Hotels.

* We are lighting up metro rings in major cities along our backbone network -Miami, Orlando, Tampa, Jacksonville and Atlanta


Slide 16

EPIK'S STRATEGY AND ACTIONS
<Graphic 1 circle and 3 ovals>

Core:             Southeast Network
Reach:            Creating a National Backbone
Depth:            Metro Rings and cable landings



Slide 17

WE HAVE TURNED 216 FIBER STRANDS ON 1,200 ROUTE MILES INTO 12,000 MILES THROUGH AN AGGRESSIVE SWAPPING STRATEGY

<Graphic: Map of United States with following
cities indicated showing by network, solid line (______) for completed swaps and dash lines (-------) for planned swaps.>

Seattle
Portland
Sacramento
Oakland
San Jose
Los Angeles
San Diego
Phoenix
Boise
Salt Lake City
Denver
Amarillo
Dallas
Austin
San Antonio
Houston
New Orleans
Memphis
Kansas City
Omaha
Des Moines


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Minneapolis
Detroit
Indianapolis
Nashville
Chattanooga
Atlanta
Tallahassee
Orlando
Tampa
Miami
Daytona Beach
Jacksonville
Charlotte
Raleigh
Richmond
Washington
Baltimore
Philadelphia
New York
Boston
Albany
Toronto

Slide 18

EPIK'S STRATEGY AND ACTIONS
<Graphic 1 circle and 4 ovals>

Core:             Southeast Network
Value Added:      Internet Service
Depth:            Metro Rings and cable landings
Reach:            Creating a national backbone


Slide 19

WE ARE CREATING FROM DAY ONE A NETWORK OPTIMIZED FOR ADVANCED SERVICES

<Slide: Vision: The New IP Infrastructure.  Graphic includes 4 larger ovals each with 4 smaller connecting ovals representing separate networks (Private Data (ATM/FR), Internet (IP), Cable (Broadcast) and Voice (Circuit). Arrow pointing to one large oval (The New IP Structure) with 8 small ovals connected representing Cable, Private Data, Voice, Internet Access repeated twice. Source:
Juniper Networks.

Slide 20

EPIK EXPLOITS OUR STATE-OF-THE-ART NETWORK TO FUEL OUR GROWTH THROUGH HIGHER VALUE ADDED SERVICES

Telecommunications Industry seven layer stack. 1. Physical, 2. Data Link, 3. Network, 4. Transport, 5. Session, 6. Presentation, 7. Application; Graphic Showing how EPIK is moving up the chain in value added services. Square around EPIK 2000 showing Wave Services, PL: DS-3/OC-X, Dark Fiber and Collocation. Dotted lines around EPIK 2001 showing IP-VPN, IP Transit and IP Access. Dotted line around EPIK 2002 showing Future services to be determined.

Slide 21

EPIK'S INTERNET LEADERSHIP - NAP OF THE AMERICAS
<AT&T graphic>
<Williams Communications graphic>
<Global Crossing graphic>
<360 Networks graphic>
<Cable & Wireless graphic>
<L3 Communications graphic>

EPIK has led the development of the new Internet Network Access Point (NAP) in South Florida

The NAP of the Americas will reinforce Miami's telecom leadership as the world's 5th largest telecom hub

EPIK's leadership of the 65 member NAP consortium is creating long term relationships with industry leaders <EPIK graphic>

Slide 22

EPIK'S STRATEGY AND ACTIONS
<Graphic 1 circle and 5 ovals>

Core:             Southeast Network
New Frontiers:    Latin America
Depth:            metro Rings and cable landings
Value Added:      Internet Services
Reach:            Creating a national backbone


Slide 23

SOUTH FLORIDA'S ROLE AS INTERNATIONAL HUB OFFERS POTENTIAL GROWTH OPPORTUNITIES FOR EPIK IN SERVICING LATIN AMERICA

Graphic showing underwater cables coming into U.S. at West Palm & Hollywood, Florida from Latin America origination points. Source: Alcatel

Slide 24

EPIK'S STRATEGY AND ACTIONS
<Graphic 5 ovals surrounding 1 circle>

Circle            Long Term Winning Position
Oval 1            Core:  Southeast Network
Oval 2            Depth:  Metro Rings and cable landings
Oval 3            Reach:  Creating a national backbone
Oval 4            Value Added: Internet Services
Oval 5            New Frontiers:  Latin America

Slide 25

EPIK COMMUNICATIONS IS MOVING VERY AGGRESSIVELY TO BECOME A LEADING NEXT GENERATION CARRIER

EPIK has a strong headstart due to the unique location, pre-existing assets and fully funded Southeast business plan

Our wholesale strategy enables us to grow rapidly with reduced capital exposure and SG&A burn rate

We are becoming a major player in the Southeast marketplace, and our backlog is growing rapidly

We are expanding our service suite up the value chain

Our fiber swapping strategy has enabled us to develop a national footprint at a lower incremental cost


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FLORIDA EAST COAST INDUSTRIES, INC.


                                            By:    /s/ /s/  Heidi J. Eddins
                                            ------------------------------------
                                            Name:  Heidi J. Eddins
                                            Title: Executive Vice President,
                                                   Secretary and General Counsel


November 13, 2000